Exhibit 99.1

THE TRUST STUDENT LOAN POOL

The following tables provide a description of specified characteristics of the trust student loans as of May 1, 2005 ( the “statistical disclosure date”). The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $8,589,931 to be capitalized as of the statistical disclosure date. Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans. For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan. The following tables reflect those loan segments within the number of loans. In addition, approximately 52 borrowers have more than one trust student loan.

The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction. Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or of the granting of deferral and forbearance periods.

COMPOSITION OF THE TRUST STUDENT LOANS
AS OF THE STATISTICAL DISCLOSURE DATE

Aggregate Outstanding Principal Balance	$1,757,626,354
Aggregate Outstanding Principal Balance—Treasury Bill	$315,129,421
Aggregate Outstanding Principal Balance—Commercial Paper	$1,442,496,933
Number of Borrowers	52,212
Average Outstanding Principal Balance Per Borrower	$33,663
Number of Loans	86,209
Average Outstanding Principal Balance Per Loan—Treasury Bill	$23,837
Average Outstanding Principal Balance Per Loan—Commercial Paper	$19,763
Weighted Average Remaining Term to Scheduled Maturity	258 months
Weighted Average Annual Borrower Interest Rate	7.37%

We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferral or forbearance periods that may be granted in the future.

The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments. The weighted average spread, including special allowance payments, to the 91-day Treasury bill rate was 3.11% as of the statistical disclosure date.

The weighted average spread, including special allowance payments, to the three-month commercial paper rate was 2.64% as of the statistical disclosure date.

For this purpose, the three-month commercial paper rate is the average of the bond equivalent rates of the three-month commercial paper (financial) rates in effect for each of the days in a calendar quarter as reported by the Federal Reserve in Publication H.15 (or its successor) for that calendar quarter. The 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the U.S. Department of the Treasury.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY BORROWER INTEREST RATES AS OF THE STATISTICAL DISCLOSURE DATE

Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance

Less than or equal to 3.50%	5	$32,197		*
3.51% to 4.00%	3	47,230		*
4.01% to 4.50%	18	397,845		*
4.51% to 5.00%	67	751,224		*
5.01% to 5.50%	1,213	18,803,472	1.1%
5.51% to 6.00%	6,610	116,228,541	6.6
6.01% to 6.50%	13,679	252,992,158	14.4
6.51% to 7.00%	23,801	431,018,546	24.5
7.01% to 7.50%	5,102	105,356,088	6.0
7.51% to 8.00%	13,336	303,117,456	17.2
8.01% to 8.50%	16,562	375,755,389	21.4
Equal to or greater than 8.51%	5,813	153,126,208	8.7

Total	86,209	$1,757,626,354	100.0%

* Represents a percentage greater than 0% but less than 0.05%.

We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date. Because most of the trust student loans bear interest at variable rates of interest that reset annually, this information will not remain applicable to the trust student loans after the statistical disclosure date.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY OUTSTANDING PRINCIPAL BALANCE PER BORROWER AS OF THE STATISTICAL DISCLOSURE DATE

Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance

Less than $5,000.00	1,590	$3,815,343	0.2%
$5,000.00 - $9,999.99	5,178	40,857,422	2.3
$10,000.00 - $14,999.99	7,432	92,921,688	5.3
$15,000.00 - $19,999.99	6,507	113,660,144	6.5
$20,000.00 - $24,999.99	5,927	132,909,313	7.6
$25,000.00 - $29,999.99	4,489	122,956,302	7.0
$30,000.00 - $34,999.99	3,685	119,381,071	6.8
$35,000.00 - $39,999.99	2,797	104,793,960	6.0
$40,000.00 - $44,999.99	2,481	105,396,408	6.0
$45,000.00 - $49,999.99	1,913	90,736,976	5.2
$50,000.00 - $54,999.99	1,610	84,279,559	4.8
$55,000.00 - $59,999.99	1,268	72,835,140	4.1
$60,000.00 - $64,999.99	1,121	69,988,664	4.0
$65,000.00 - $69,999.99	932	62,834,896	3.6
$70,000.00 - $74,999.99	754	54,669,551	3.1
$75,000.00 - $79,999.99	674	52,249,063	3.0
$80,000.00 - $84,999.99	558	46,017,963	2.6
$85,000.00 - $89,999.99	483	42,245,930	2.4
$90,000.00 - $94,999.99	419	38,706,934	2.2
$95,000.00 - $99,999.99	347	33,818,165	1.9
$100,000.00 and above	2,047	272,551,865	15.5

Total	52,212	$1,757,626,354	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY REMAINING TERM TO SCHEDULED MATURITY AS OF THE STATISTICAL DISCLOSURE DATE

Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance

0 to 3	15	$7,663		*
4 to 12	90	155,883		*
13 to 24	207	718,165		*
25 to 36	328	1,567,553	0.1%
37 to 48	461	2,823,621	0.2
49 to 60	689	5,317,724	0.3
61 to 72	722	6,094,939	0.3
73 to 84	1,059	10,356,318	0.6
85 to 96	1,070	10,776,626	0.6
97 to 108	1,944	15,066,386	0.9
109 to 120	1,769	16,971,300	1.0
121 to 132	2,884	27,485,089	1.6
133 to 144	8,168	72,000,792	4.1
145 to 156	3,696	39,580,253	2.3
157 to 168	2,616	31,901,885	1.8
169 to 180	4,207	55,458,523	3.2
181 to 192	4,278	60,642,425	3.5
193 to 204	10,223	147,803,976	8.4
205 to 216	4,200	67,945,214	3.9
217 to 228	3,413	61,130,464	3.5
229 to 240	5,044	100,760,752	5.7
241 to 252	3,984	85,163,658	4.8
253 to 264	4,610	108,760,158	6.2
265 to 276	2,098	57,152,546	3.3
277 to 288	1,635	46,658,579	2.7
289 to 300	3,012	96,119,442	5.5
301 to 312	3,131	106,503,910	6.1
313 to 324	3,297	131,707,799	7.5
325 to 336	1,570	69,301,959	3.9
337 to 348	1,208	60,923,236	3.5
349 to 360	2,087	115,377,779	6.6
361 and above	2,494	145,391,738	8.3

Total	86,209	$1,757,626,354	100.0%

* Represents a percentage greater than 0% but less than 0.05%.

We have determined the numbers of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferral or forbearance periods that may be granted in the future.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY CURRENT BORROWER PAYMENT STATUS AS OF THE STATISTICAL DISCLOSURE DATE

Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance

Deferral	8,721	$187,444,518	10.7%
Forbearance	14,257	372,966,854	21.2
Repayment
First year in repayment	6,530	164,154,069	9.3
Second year in repayment	5,370	118,526,177	6.7
Third year in repayment	12,184	229,418,604	13.1
More than 3 years in repayment	39,147	685,116,131	39.0

Total	86,209	$1,757,626,354	100.0%

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date. The borrower:

•                                          may have temporarily ceased repaying the loan through a deferral or a forbearance period; or

•                                          may be currently required to repay the loan—repayment.

The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 39.8, calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.

SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN STATUS OF THE
TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS
AS OF THE STATISTICAL DISCLOSURE DATE

	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferral	Forbearance	Repayment

Deferral	14.6	—	268.9
Forbearance	—	4.8	283.8
Repayment	—	—	243.8

We have determined the scheduled months in status shown in the table without giving effect to any deferral or forbearance periods that may be granted in the future.

GEOGRAPHIC DISTRIBUTION OF THE
TRUST STUDENT LOANS AS OF THE STATISTICAL DISCLOSURE DATE

State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance

Alabama	1,011	$20,538,781	1.2%
Alaska	186	3,975,318	0.2
Arizona	2,017	40,368,553	2.3
Arkansas	956	18,070,741	1.0
California	10,397	233,661,172	13.3
Colorado	1,832	35,832,952	2.0
Connecticut	625	13,564,560	0.8
Delaware	140	3,016,931	0.2
District of Columbia	443	10,751,730	0.6
Florida	4,274	96,878,305	5.5
Georgia	2,897	60,516,794	3.4
Hawaii	307	5,552,561	0.3
Idaho	474	9,730,032	0.6
Illinois	4,439	84,754,910	4.8
Indiana	1,220	21,375,137	1.2
Iowa	708	11,678,382	0.7
Kansas	2,152	38,527,219	2.2
Kentucky	806	14,898,309	0.8
Louisiana	3,277	64,029,558	3.6
Maine	198	4,626,672	0.3
Maryland	1,599	38,147,601	2.2
Massachusetts	1,248	27,344,983	1.6
Michigan	3,218	65,787,895	3.7
Minnesota	2,226	37,861,246	2.2
Mississippi	1,179	22,015,282	1.3
Missouri	2,754	51,936,550	3.0
Montana	222	3,885,537	0.2
Nebraska	336	6,156,582	0.4
Nevada	698	14,248,747	0.8
New Hampshire	241	5,091,501	0.3
New Jersey	1,257	29,717,623	1.7
New Mexico	283	5,850,150	0.3
New York	3,848	88,717,049	5.0
North Carolina	1,368	28,421,406	1.6
North Dakota	121	2,460,175	0.1
Ohio	288	5,615,406	0.3
Oklahoma	2,350	42,743,950	2.4
Oregon	2,132	42,262,953	2.4
Pennsylvania	2,101	44,601,338	2.5
Rhode Island	128	2,936,152	0.2
South Carolina	651	13,930,250	0.8
South Dakota	123	2,067,867	0.1
Tennessee	2,202	43,948,919	2.5
Texas	7,714	151,459,501	8.6
Utah	388	7,971,361	0.5
Vermont	85	1,877,210	0.1
Virginia	1,887	39,866,288	2.3
Washington	3,950	72,238,382	4.1

State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance

West Virginia	270	5,125,042	0.3
Wisconsin	2,036	40,556,134	2.3
Wyoming	131	2,372,060	0.1
Other	816	18,062,595	1.0
Total	86,209	$1,757,626,354	100.0%

We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.

The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

DISTRIBUTION OF THE TRUST
STUDENT LOANS BY REPAYMENT TERMS AS OF THE STATISTICAL DISCLOSURE DATE

Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance

Level Payment	51,730	$989,847,606	56.3%
Other Repayment Options	32,535	702,727,349	40.0
Income Sensitive	1,944	65,051,399	3.7
Total	86,209	$1,757,626,354	100.0%

The other repayment options shown in the table include graduated repayment and interest-only period loans.

DISTRIBUTION OF THE TRUST
STUDENT LOANS BY LOAN TYPE AS OF THE STATISTICAL DISCLOSURE DATE

Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance

Subsidized	42,122	$821,788,148	46.8%
Unsubsidized	44,087	935,838,206	53.2
Total	86,209	$1,757,626,354	100.0%

The following table provides information about the trust student loans regarding date of disbursement.

DISTRIBUTION OF THE TRUST
STUDENT LOANS BY DATE OF DISBURSEMENT AS OF THE STATISTICAL DISCLOSURE DATE

Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance

Pre-October 1, 1993	1,240	$20,996,330	1.2%
October 1, 1993 and after	84,969	1,736,630,024	98.8
Total	86,209	$1,757,626,354	100.0%

Student Loans disbursed prior to October 1, 1993 are 100% guaranteed by the applicable guarantor, and reinsured against default by the Department of Education. Student loans disbursed on or after October 1, 1993 are 98% guaranteed by the applicable guarantor, and reinsured against default by the Department.  However, so long as the servicer’s “exceptional performance” designation remains in effect, all federally insured student loans serviced by the servicer, including the trust student loans, will be eligible to receive 100% reimbursement on any default claim properly submitted for payment.

The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor:

DISTRIBUTION OF THE TRUST STUDENT LOANS BY
GUARANTEE AGENCY AS OF THE STATISTICAL DISCLOSURE DATE

Name of Guarantee Agency	Number of Loans Guaranteed	Aggregate Outstanding Principal Balance of Loans Guaranteed	Percent of Pool by Outstanding Principal Balance Guaranteed

American Student Assistance Guarantor	4,991	$86,114,871	4.9%
California Student Aid Commission	2,439	61,574,203	3.5
Colorado Student Loan Program	372	7,165,902	0.4
Great Lakes Higher Education Corporation	2,242	58,427,560	3.3
Illinois Student Assistance Commission	4,237	78,900,013	4.5
Iowa College Student Aid Commission	606	10,399,397	0.6
Kentucky Higher Education Assistance Authority	510	9,588,199	0.5
Louisiana Student Financial Assistance Commission	1,233	19,874,524	1.1
Michigan Higher Education Assistance Authority	1,904	34,430,609	2.0
Montana Guaranteed Student Loan Program	31	470,699		*

Name of Guarantee Agency	Number of Loans Guaranteed	Aggregate Outstanding Principal Balance of Loans Guaranteed	Percent of Pool by Outstanding Principal Balance Guaranteed

New Jersey Higher Education Assistance Authority	817	16,465,410	0.9
New York State Higher Education Services Corporation	4,723	107,776,051	6.1
Northwest Education Loan Association	3,546	60,944,380	3.5
Oklahoma State Regents for Higher Education	2,718	48,563,578	2.8
Oregon State Scholarship Commission	1,116	18,845,079	1.1
Pennsylvania Higher Education Assistance Agency	8,520	173,247,097	9.9
Student Loan Guarantee Foundation of Arkansas, Inc.	705	12,799,088	0.7
Tennessee Student Assistance Corporation	1,644	30,121,824	1.7
Texas Guaranteed Student Loan Corporation	8,209	165,695,410	9.4
United Student Aid Funds, Inc.	35,646	756,222,458	43.0

Total	86,209	$1,757,626,354	100.0%

*Represents a percentage greater than 0% but less than 0.05%.